Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

The provision for income taxes in interim periods is determined using an estimate of the Company’s annual effective tax rate, adjusted for discrete items, if any, that arise during the period. Each quarter, the Company updates its estimate of its annual effective tax rate, and if the estimated annual effective tax rate changes, the Company makes a cumulative adjustment in such period. The quarterly provision for income taxes, and estimate of the Company’s annual effective tax rate, are subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income relates, changes in how the Company conducts business, and tax law developments.

The effective tax rate benefit for the nine months ended September 30, 2021 and 2020 was 0.29% and 0.00%, respectively. The tax benefit for the nine months ended September 30, 2021 was primarily due to discrete items.

The realization of deferred tax assets is dependent upon a variety of factors, including the generation of future taxable income, the reversal of deferred tax liabilities, and tax planning strategies. Based upon the Company’s historical operating losses and the uncertainty of future taxable income, the Company has provided a valuation allowance against most of the deferred tax assets as of September 30, 2021 and December 31, 2020.

24.	Income Taxes

The components of the (provision) benefit for income taxes consist of the following:

	Years Ended December 31,
	2020	2019
Current tax benefit:
Federal	$-	$-
State and local	-	-
Total current tax benefit	-	-
Deferred tax (provision) benefit:
Federal	20,677,960	9,802,070
State and local	5,279,879	3,053,709
Change in valuation allowance	(26,168,671)	6,685,348
Total deferred tax (provision) benefit	(210,832)	19,541,127
Total income tax (provision) benefit	$(210,832)	$19,541,127

The CARES Act, was enacted March 27, 2020. Among the business provisions, the CARES Act provided for various payroll tax incentives, changes to net operating loss carryback and carryforward rules, business interest expense limitation increases, and bonus depreciation on qualified improvement property. Additionally, the Consolidated Appropriations Act of 2021 was signed on December 27, 2020 which provided additional COVID-19 relief provisions for businesses. The Company has evaluated the impact of both the Acts and has determined that any impact is not material to its financial statements.

The components of deferred tax assets and liabilities were as follows:

	As of December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$35,535,941	$20,998,172
Tax credit carryforwards	263,873	263,873
Allowance for doubtful accounts	458,506	450,116
Accrued expenses and other	677,909	64,494
Liquidated damages	1,549,313	1,078,235
Unearned revenue	2,356,111	-
Stock-based compensation	2,158,080	1,055,083
Operating lease liability	691,228	223,596
Depreciation and amortization	4,341,983	3,921,952
Deferred tax assets	48,032,944	28,055,521
Valuation allowance	(29,653,417)	(3,484,746)
Total deferred tax assets	18,379,527	24,570,775
Deferred tax liabilities:
Prepaid expenses	(144,704)	(148,051)
Unearned revenue	-	(67,295)
Acquisition-related intangibles	(18,445,655)	(24,355,429)
Total deferred tax liabilities	(18,590,359)	(24,570,775)
Net deferred tax liabilities	$(210,832)	$-

The Company must make judgements as to the realization of deferred tax assets that are dependent upon a variety of factors, including the generation of future taxable income, the reversal of deferred tax liabilities, and tax planning strategies. To the extent that the Company believes that recovery is not likely, it must establish a valuation allowance. A valuation allowance has been established for deferred tax assets which the Company does not believe meet the “more likely than not” criteria. The Company’s judgments regarding future taxable income may change due to changes in market conditions, changes in tax laws, tax planning strategies or other factors. If the Company’s assumptions and consequently its estimates change in the future, the valuation allowances it has established may be increased or decreased, resulting in a respective increase or decrease in income tax expense. Based upon the Company’s historical operating losses and the uncertainty of future taxable income, the Company has provided a valuation allowance primarily against its deferred tax assets up to the deferred tax liabilities, except for deferred tax liabilities on indefinite lived intangible assets, as of December 31, 2020 and 2019.

As of December 31, 2020, the Company had federal, state, and local net operating loss carryforwards available of approximately $131.17 million, $100.61 million, and $31.15 million, respectively, to offset future taxable income. Net operating losses for U.S. federal tax purposes of $60.67 million do not expire (limited to 80% of taxable income in a given year) and $70.50 million will expire, if not utilized, through 2037 in various amounts. As of December 31, 2019, the Company had federal, state, and local net operating loss carryforwards available of approximately $75.00 million, $59.66 million, and $22.66 million, respectively, to offset future taxable income.

Sections 382 and 383 of the Internal Revenue Code imposes restrictions on the use of a corporation’s net operating losses, as well as certain recognized built-in losses and other carryforwards, after an ownership change occurs. A section 382 ownership change occurs if one or more stockholders or groups of stockholders who own at least 5% of the Company’s common stock increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. Future issuances or sales of the Company’s common stock (including certain transactions involving the Company’s common stock that are outside of the Company’s control) could also result in an ownership change under section 382. If an ownership change occurs, Section 382 would impose an annual limit on the amount of pre-change net operating losses and other losses the Company can use to reduce its taxable income generally equal to the product of the total value of the Company’s outstanding equity immediately prior to the ownership change (subject to certain adjustments) and the long-term tax exempt interest rate for the month of the ownership change.

The Company believes that it did have a change in control under these sections in connection with its recapitalization on November 4, 2016 and utilization of the carryforwards would be limited such that the majority of the carryforwards will never be available. Accordingly, the Company has not recorded those net operating loss carryforwards and credit carryforwards in its deferred tax assets. The Company completed a preliminary section 382 analysis as of December 31, 2019 and 2020 and concluded it may have experienced an ownership change as a result of certain equity offerings during the rolling three-year period of 2018 to 2020. The Company concluded that its federal net operating loss carryforwards, including any net operating loss carryforwards as a result of the mergers during 2018 and 2019, resulted in annual limitations on the overall net operating loss carryforward and that the ownership change during 2018, 2019 and 2020 would impose an annual limit on the net operating loss carryforwards and could cause federal income taxes (similar provisions apply for state and local income taxes) to be paid earlier than otherwise would be paid if such limitations were not in effect. The federal, state, and local net operating loss carryforwards are stated net of any such anticipated limitations as of December 31, 2020.

The provision (benefit) for income taxes on the statement of operations differs from the amount computed by applying the statutory federal income tax rate to loss before the benefit for income taxes, as follows:

	Years Ended December 31,
	2020		2019
	Amount	Percent	Amount	Percent
Federal benefit expected at statutory rate	$(18,694,437)	21.0%	$(12,188,924)	21.0%
State and local taxes, net of federal benefit	(5,279,879)	5.9%	(3,053,709)	5.3%
Stock-based compensation	1,768,735	(2.0)%	1,591,202	(2.7)%
Unearned revenue	(5,120,330)	5.8%	(1,969,056)	3.4%
Interest expense	1,173,535	(1.3)%	1,015,199	(1.7)%
Other differences, net	152,294	(0.2)%	199,643	(0.4)%
Valuation allowance	26,168,671	(29.4)%	(6,685,348)	11.5%
Other permanent differences	42,243	0.0%	1,549,866	(2.7)%
Tax provision (benefit) and effective income tax rate	$210,832	(0.2)%	$(19,541,127)	33.7%

The Company recognizes the tax benefit from uncertain tax positions only if it is “more likely than not” that the tax positions will be sustained on examination by the tax authorities, based on the technical merits of the position. The tax benefit is measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company recognizes interest and penalties related to income tax matters in income tax expense. The Company is also required to assess at each reporting date whether it is reasonably possible that any significant increases or decreases to its unrecognized tax benefits will occur during the next 12 months.

The Company did not recognize any uncertain tax positions or any accrued interest and penalties associated with uncertain tax positions for the years ended December 31, 2020 and 2019. The Company files tax returns in the U.S. federal jurisdiction and New York, California, and other states. The Company is generally subject to examination by income tax authorities for three years from the filing of a tax return, therefore, the federal and certain state returns from 2017 forward and the California returns from 2016 forward are subject to examination. The Company currently is not under examination by any tax authority.